EXHIBIT 10.1



                        SAVVIS COMMUNICATIONS CORPORATION
                             1999 STOCK OPTION PLAN


SECTION 1.        PURPOSE.

                  The purpose of the Plan is to attract, retain, motivate and reward employees of, and other individuals providing services to, the Company and Related Companies with stock-related compensation arrangements.

SECTION 2.        MAXIMUM NUMBER OF SHARES.

                  (a) The maximum number of shares of Stock which may be issued pursuant to Options under the Plan, and the maximum number of shares for which ISOs may be granted under the Plan, shall be 8,000,000 shares, subject to adjustment as provided in Section 8. For this purpose:

                      (i) The number of shares underlying an Option shall be counted against the Plan maximum ("used") at the time of grant.

                      (ii) If the number of shares underlying an Option is not determinable at the time of grant, the Committee shall determine at the time of grant a number of shares which is deemed to underlie such Option; that number may be adjusted after grant as the Committee deems appropriate.

                      (iii) Shares which underlie Options that (in whole or part) expire, terminate, are forfeited, or otherwise become non-payable, or which are recaptured by the Company in connection with a forfeiture event, may be re-used in new grants to the extent of such expiration, termination, forfeiture, non-payability, or recapture.

                      (iv) Shares of Stock delivered under the Plan in settlement, assumption or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity shall not reduce the maximum number of shares of Stock available for delivery under the Plan, to the extent that such settlement, assumption or substitution occurs as a result of the Company acquiring another entity (or an interest in another entity).

                  (b) In its discretion, the Company may issue treasury shares or authorized but previously unissued shares.

  SECTION  3.     ELIGIBILITY.

                  Grants may be made under the Plan to: (i) any employee of the Company or of any Related Company, including any such employee who is an officer or director of the Company or a Related Company, as the Board shall determine and designate from time to time (ii) any non-employee members of the Board or the board of directors of any Related Company, and (iii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board.


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SECTION 4.        GENERAL PROVISIONS RELATING TO OPTIONS.

                  (a) Subject to the limitations in the Plan, the Committee may cause the Company to grant Options to such Eligible Participants, at such times, of such types, in such amounts, for such periods, becoming exercisable at such times, with such features, with such option prices, and subject to such other terms, conditions, and restrictions as the Committee deems appropriate. Each Option shall be evidenced by a written Option Agreement between the Company and the Optionee. In granting an Option, the Committee may take into account any factor it deems appropriate and consistent with the purpose of the Plan.

                  (b) All or any portion of any payment to an Optionee, whether in cash or shares of Stock, may be deferred to a later date if and as provided in the Option Agreement. Deferrals may be for such periods and upon such terms and conditions (including the provision of interest, dividend equivalents, or other return on such amounts) as the Committee may determine. The Committee may structure Option Agreements so that the imposition of income and other taxes on Optionees is deferred in whole or part.

                  (c) Option Agreements may contain any provision approved by the Committee relating to the period for exercise or vesting after termination of employment. Except to the extent otherwise expressly provided in the Option Agreement, termination of employment includes separation from the Company or a Related Company for any reason, including death, Disability, retirement, resignation, dismissal, disposition of an operation (whether by stock or asset sale or otherwise) or any other event.

                  (d) Option Agreements may, in the discretion of the Committee, contain a provision permitting an Optionee to designate the person who may exercise or receive an Option upon the Optionee's death, either by will or by appropriate notice to the Company.

                  (e) An Optionee shall have none of the rights of a shareholder with respect to shares of Stock covered by his or her Option until shares are issued in his or her name.

                  (f) The Committee may provide in Option Agreements that Options, except for ISO's are transferable. Transferability may be subject to such conditions and limitations as the Committee deems appropriate. Except to the extent otherwise expressly set forth in the Option Agreement, Options shall not be transferable other than by will or the laws of descent and distribution, and (if exercise is required) shall be exercisable during the Optionee's lifetime only by the Optionee or his or her guardian or legal representative.

  SECTION  5.     OPTIONS.

                  (a) Except as provided in Section 8(b), the option price per share of ISOs shall not be less than Fair Market Value per share of Stock on the ISO's grant date, nor less than the par value of a share of Stock. The Option price per share of NQSO's shall not be less than the par value of a share of stock.


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                  (b) The grant of Options and their  related  Option  Agreement must clearly identify the Options as either ISOs or as NQSOs.

SECTION 6.        STOCK ISSUANCE, PAYMENT, AND WITHHOLDING.

                  (a) An Optionee may pay the purchase price in cash, Stock but only if the Stock is publicly traded, or other property, to the extent permitted or required by the Option Agreement or the Committee from time to time. The Stock will be treated as publicly traded if the Stock is listed on an established national or regional stock exchange or is admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or is publicly traded in an established securities market. The Committee may permit deemed or constructive transfers of shares in lieu of actual transfer and physical delivery of certificates. Except to the extent prohibited by applicable law, the Committee or its delegate may take any necessary or appropriate steps in order to facilitate the payment of any such option price. Without limiting the foregoing, the Committee may allow the Optionee to defer payment of such option price, or may cause the Company to loan the option price to the Optionee or to guaranty that any shares to be issued will be delivered to a broker or lender in order to allow the Optionee to borrow the option price. The Committee may provide, by inclusion of appropriate language in an Option Agreement, that payment in full of the option price need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the option price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of Required Withholding Taxes. The Committee may require satisfaction of any rules or conditions in connection with paying the purchase price at any particular time, in any particular form, or with the Company's assistance.


                  (b) If shares used to pay any such option price are subject to any prior restrictions imposed in connection with any plan of the Company (including the Plan), an equal number of the shares of Stock purchased shall be made subject to such prior restrictions in addition to any further restrictions imposed on such purchased shares by the terms of the Option Agreement or Plan.

                  (c) When the obligation arises to collect and pay Required Withholding Taxes, the Optionee shall promptly reimburse the Company or a Related Company for the amount of such Required Withholding Taxes in cash, unless the Option Agreement or the Committee permits or requires payment in another form. In the discretion of the Committee or its delegate and at the Optionee's request, the Committee or its delegate may cause the Company or a Related Company to pay to the appropriate taxing authority Withholding Taxes in excess of Required Withholding Taxes on behalf of an Optionee, which shall be reimbursed by the Optionee. In the Option Agreement or otherwise, the Committee may allow an Optionee to reimburse the Company or a Related Company for payment of Withholding Taxes with shares of Stock or other property. The Committee may require the satisfaction of any rules or conditions in connection with any non-cash payment of Withholding Taxes.


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                  (d) If  provided in the Option  Agreement  relating to an ISO, the Committee may prohibit the transfer by an Optionee of shares of Stock issued to him or her upon exercise of an ISO into the name of a nominee, and the Committee may require the placement of a legend on certificates for such shares reflecting such prohibition.

 SECTION 7.       FORFEITURES.

                  (a) The Committee may include in any Option Agreement any provisions relating to forfeitures of Options that it deems appropriate. Such forfeiture provisions may include, among others, prohibitions on competing with the Company or any Related Company and other detrimental conduct. Forfeiture provisions for one Option may differ from those for another Option. As used in the Plan, a "forfeiture" of an Option includes the recapture of economic benefits derived from an Option, as well as the forfeiture of an Option itself; however, the Committee may define the term more narrowly in specific Option Agreements or contexts.

                  (b) Option Agreements may provide for any forfeiture provision to terminate or be waived upon an acceleration date pursuant to Section 8 or 9. In its discretion, the Committee may provide in any Option Agreement for the termination of any forfeiture provision upon the happening of any specified event, and may terminate or waive any forfeiture provision by action taken after grant.

 SECTION 8.       ADJUSTMENTS AND ACQUISITIONS.

                  (a) In the event of (i) any change in the outstanding shares of Stock by reason of any stock split (excluding the July 22, 1999 stock split), combination of shares, stock dividend, reorganization, merger, consolidation, or other corporate change having a similar effect, (ii) any separation of the Company including a spin-off or other distribution of stock or property by the Company, or (iii) any distribution to shareholders generally other than a normal dividend, the Committee shall make such equitable adjustments to the Plan and to outstanding Options as it shall deem appropriate in order to prevent the dilution or enlargement of (A) the Options which may be granted, the shares of Stock which may be issued, or the shares for which ISOs may be granted under the Plan, or (B) the economic value of outstanding Options, provided, however, that the Committee shall not make any adjustment which would constitute or result in an increase in the aggregate number of Shares available under the Plan requiring shareholder approval under Section 422 of the Code. Any such determination by the Committee shall be conclusive and binding on all concerned.

                  (b) In the event the Company enters into a transaction described in Section 424(a) of the Code with any other corporation, the Committee may grant Options to employees or former employees of such corporation in substitution of stock awards, stock appreciation rights or limited stock appreciation rights (respectively) previously granted to them by such corporation upon such terms and conditions as shall be necessary to qualify such grant as a substitution described in Section 424(a) of the Code.

                  (c) Upon the dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another person or entity,
or  upon  any  transaction   (including,   without   limitation,   a


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merger or  reorganization in which the Company is the surviving entity) approved by the Board that results in any person or entity (other than persons who are holders of stock of the Company at the time the Plan is approved by the stockholders and other than an affiliate) owning 80 percent or more of the combined voting power of all classes of stock of the Company, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, each Optionee shall have the right (subject to the general limitations on exercise set forth herein and except as otherwise specifically provided in the Option Agreement relating to such Option), immediately prior to the occurrence of such termination and during such period occurring prior to such termination as the Committee in its sole discretion shall designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs, but subject to any additional provisions that the Committee may, in its sole discretion, include in any Option Agreement. The Committee shall send written notice of an event that will result in such a termination to all Optionees not later than the time at which the Company gives notice thereof to its stockholders. Notwithstanding the foregoing (but only if expressly provided in any option agreement), in the event of a transaction described in this Section 8(c), the Board of Directors may, in its sole discretion, cancel any outstanding Options (provided, however, that the limitations of Section 424 of the Code shall apply with respect to adjustments made to ISO's) and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board of Directors acting in good faith) equal to the product of (A) the number of shares of Common Stock (the "Option Shares") that, as of the date of consummation of such transaction, the holder of such Option had become entitled to purchase (and had not purchased) multiplied by (B) the amount, if any, by which (1) the formula or fixed price per share paid to holders of shares of Common Stock pursuant to such transaction exceeds (2) the options price applicable to such Option Shares.

SECTION 9.        ACCELERATION.

                  (a) The Committee may accelerate the date on which any Option or stock issued pursuant to an Option shall vest and may remove any restrictions on such Option at any time after grant and for any reason the Committee deems appropriate.

                  (b) All Options, and all shares of Stock issued pursuant to an Option, shall automatically vest upon a termination of employment caused by the death, Disability, or retirement of the Optionee. The Committee may determine the circumstances under which an Optionee is deemed to have retired.

SECTION 10.       ADMINISTRATION.

                  (a) Prior to the time that the securities of the Company become publicly traded, the Plan shall be administered by the Board (unless and until the Board appoints the Committee and the members thereof to administer the
Plan), in which case the term


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"Committee"  when used herein  with  respect to the  administration  of the Plan shall be deemed to mean the Board. After the securities of the Company become publicly traded, the Plan shall be administered by the Committee. The Committee shall have the full power and authority to take all actions and to make all determinations required or provided for under the Plan or any Option granted or Option Agreement entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of the
Plan  deemed  by  the   Committee  to  be  necessary  or   appropriate   to  the
administration of the Plan or any Option granted or Option Agreement entered into hereunder. The interpretation and construction by the Committee of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final and conclusive.

                  (b) In the event that the Plan, any Option or any Option Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Committee, such action may be taken or such determination may be made by the Board. As permitted by law, the Committee may delegate its authority under the Plan to a member of the Board of Directors or an executive officer of the Company.

                  (c) No member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option or Option Agreement.

SECTION 11.       AMENDMENT, TERMINATION, SHAREHOLDER APPROVAL.

                  (a) The Board may amend or terminate the Plan at any time, except that without the approval of the Company's shareholders, no amendment shall (i) increase the maximum number of shares issuable, or the maximum number of shares for which ISOs may be granted, under the Plan, (ii) change the class of persons eligible to be Optionees, or (iii) change the provisions of this
Section 11(a).

                  (b) No Options may be granted under the Plan after July 22, 2009.

                  (c) The approval of the Plan by shareholders shall be obtained in accordance with the requirements of the Company's charter or by-laws, the Board, the Company's principal stock exchange, and applicable law.

SECTION 12.       ADDITIONAL PAYMENTS.

                  The Committee may grant an Optionee the right to receive additional compensation in cash or other property (in addition to any cash or stock payable under the terms of the Option itself) upon the exercise of Options, provided that in the case of ISOs such compensation is includible in income under Sections 61 and 83 of the Code at the time of such exercise or vesting.

SECTION 13.       DEFINITIONS.

                  (a) "Act" means the Securities Exchange Act of 1934, as amended from time to time.

                  (b) "Option Agreement" means the written agreement referred to in Section 4(a) between the Company and the Optionee evidencing an Option.


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                 (c) "Board" means the Board of Directors of the Company.

                 (d) Options "cease to qualify as ISOs" when they fail or cease to qualify for the exclusion from income provided in Section 421 (or any successor provision) of the Code.

                  (e) "Code" means the U.S. Internal Revenue Code as in effect from time to time.

                  (f) "Committee" means the Committee described in Section 10 hereof.

                  (g) "Company" means Savvis Communications Corporation and its successors.

                  (h) "Disability" means the condition of being "disabled" within the meaning of Section 422(c)(6) of the Code or any successor provision.

                  (i) "Eligible Participant" means a person who is eligible to receive an Option under Section 3 of the Plan.

                  (j) "Fair Market Value" means the value of a share of Stock, determined as follows: if on the grant date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the NASDAQ National Market, or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the grant date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Committee in good faith.

                  (k) "Forfeiture" has the meaning given in Section 7(a).

                  (l) "ISO" or "Incentive Stock Option" means an option to purchase one share of Stock for a specified option price which is designated by the Committee as an "Incentive Stock Option" and which qualifies as an "incentive stock option" under Section 422 (or any successor provision) of the Code.

                  (m) "NQSO" or "Non-Qualified Stock Option" means an option to purchase one share of Stock for a specified option price which is designated by the Committee as a "Non-Qualified Stock Option," or which is designated by the Committee as an ISO but which ceases to qualify as an ISO.

                  (n) "Option" means an ISO or an NQSO.

                  (o) "Optionee" means a person to whom Options are granted pursuant to the Plan.

                  (p) "Plan" means The Savvis Communications Corporation 1999 Stock Option Plan, as amended from time to time.

                  (q) "Related Company" means any parent or subsidiary of the Company within the meaning of Section 424 of the Code, any business venture in which the Company has


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a significant interest, as determined in the discretion of the Committee and any subsidiary of any parent of the Company.

                  (r) "Stock" means shares of the common stock of the Company, par value $.01 per share, or such other class or kind of shares or other securities as may be applicable under Section 6.

                  (s) "Vest" means that Options become exercisable in accordance with the Plan and the terms of the governing Option Agreements.

                  (t)  "Withholding  Taxes" means, in connection with an Option,
(i) the total amount of Federal and state income taxes, social security taxes, and other taxes which the Employer of the Optionee is required to withhold ("Required Withholding Taxes") plus (ii) any other such taxes which the Employer, in its sole discretion, withholds at the request of the Optionee.

SECTION 14.       MISCELLANEOUS.

                  (a) Each provision of the Plan and Option Agreement relating to ISOs shall be construed so that all ISOs shall be "incentive stock options" as defined in Section 422 of the Code or any statutory provision that may replace Section 422, and any provisions thereof which cannot be so construed shall be disregarded. Except as provided in Section 7, no discretion granted or allowed to the Committee under the Plan shall apply to ISOs after their grant except to the extent the related Option Agreement shall so provide. Notwithstanding the foregoing, nothing shall prohibit an amendment to or action regarding outstanding ISOs which would cause them to cease to qualify as ISOs, so long as the Company and the Optionee shall consent to such amendment or action.

                  (b) Nothing in the Plan or any Option Agreement shall confer on any person or expectation to continue in the employ of the Company or a Related Company, or shall interfere in any manner with the absolute right of the Company or a Related Company to change or terminate such person's employment at any time for any reason or for no reason.





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